Exhibit 10.3

                                   $2,000,000

                                 AMENDMENT NO. 1
                                 ---------------

                                       TO
                                       --

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                     originally dated as of August 31, 2001

                                  by and among

                       STAR MULTI CARE SERVICES, INC. (NY)
                        AMSERV HEALTH CARE OF OHIO, INC.
                     AMSERV HEALTH CARE OF NEW JERSEY, INC.
                             EFCC ACQUISITION CORP.

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                        Amended as of December ____, 2001

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 19th day of December, 2001, by and among STAR MULTI CARE SERVICES, INC., a New York corporation, AMSERV HEALTH CARE OF OHIO, INC., a Delaware corporation, AMSERV HEALTH CARE OF NEW JERSEY, INC., a Delaware corporation, and EFCC ACQUISITION CORP., a New York corporation (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

      A. Pursuant to that certain Loan and Security Agreement dated as of August 31, 2001 by and between Borrower and Lender (as amended, modified and restated from time to time, the "Loan Agreement"), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

      B. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

      1. Amendment to Section 6.31. Section 6.31 of the Loan Agreement is hereby amended by adding the following new subsection (c):

                  (c) Borrower shall notify Lender with respect to whether or not each payment required pursuant to the letter agreement referred to in
      Section 6.32 hereof has been paid on or before the date each such payment is due, such notices to be delivered in writing on or before each due date under such letter agreement (February 6, 2002, May 7, 2002 and August 5,
      2002).

      2. New Section 6.32. The following new Section 6.32 is hereby added to the Loan Agreement:

            Section 6.32. Settlement Payments. Borrower covenants that it will pay and perform or cause to be paid and performed all of the obligations under that certain letter agreement of October 26, 2001 by and between Star Multi Care Services, Inc. and the United States relating to payment of certain Medicare obligations, in accordance with the schedule set forth therein and without the benefit of any further extension.


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

      3. Amendment to Section 8.1. Subsection (v) of Section 8.1 of the Loan Agreement is hereby amended by deleting "January 31, 2002" from such subsection
(v) and by inserting "March 15, 2002" in lieu thereof.

      4. Amendment to Section 8.1. Section 8.1 of the Loan Agreement is hereby amended by deleting "or" from the end of subsection (u) thereof, deleting the period (.) at the end of subsection (v) thereof, inserting "; or" at the end of subsection (v) thereof, and by adding the following new subsection (w):

                  (w) Any payment required under that certain letter agreement referred to in Section 6.32 hereof is not paid when due, without the benefit of any further extension.

      5. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Amendment, including legal fees of Lender's in-house counsel in the amount of $1,000, which amount shall be added to the balance of the Revolving Credit Loans on the date hereof.

      6. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each entity comprising Borrower and is enforceable against each such Borrower in accordance with its terms.

      7. Reference to the Effect on the Loan Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

            (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

      8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

      9. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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

      10. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                          LENDER:

                                          HELLER HEALTHCARE FINANCE, INC.
                                          a Delaware corporation

                                          By: _________________________________
                                          Name:
                                          Title:


                                          BORROWER:

                                          STAR MULTI CARE SERVICES, INC.
                                          a New York corporation

                                          By: ____________________________(SEAL)
                                          Name:
                                          Title:


                                          AMSERV HEALTH CARE OF OHIO, INC.
                                          a Delaware corporation

                                          By: ____________________________(SEAL)
                                          Name:
                                          Title:


                                          AMSERV HEALTH CARE OF NEW JERSEY, INC.
                                          a Delaware corporation

                                          By: ____________________________(SEAL)
                                          Name:
                                          Title:


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

                                          EFCC ACQUISITION CORP.
                                          a New York corporation

                                          By: ____________________________(SEAL)
                                          Name:
                                          Title:


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